EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Buchholz, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Winchester International Resorts Inc. for the period ended December 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Winchester International Resorts Inc.

Dated: February 14, 2011

                                      /s/ Andrew Buchholz
                                      ------------------------------------------
                                      Andrew Buchholz
                                      Chief Financial Officer and Director
                                      (Principal Financial Officer and Principal
                                      Accounting Officer)
                                      Winchester International Resorts Inc.


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Winchester International Resorts Inc. and will be retained by Winchester International Resorts Inc. and furnished to the Securities and Exchange Commission or its staff upon request.